                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with the quarterly report of Tecumseh Products Company (the "Company") on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, James S. Nicholson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (3) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (4) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 8, 2008                      BY: /s/ JAMES S. NICHOLSON
                                            -------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and
                                            Chief Financial Officer